LEAD. INNOVATE. GROW. Investor Presentation December 2016

INVESTOR INFORMATION This and other presentations made by NW Natural from time to time, may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements regarding the following: including regional third-party projects, storage, pipeline and other infrastructure investments, commodity costs, competitive advantage, customer service, customer and business growth, conversion potential, multifamily development, business risk, efficiency of business operations, regulatory recovery, business development and new business initiatives, environmental remediation recoveries, gas storage markets and business opportunities, gas storage development, costs, timing or returns related thereto, financial positions and performance, economic and housing market trends and performance shareholder return and value, capital expenditures, liquidity, strategic goals, carbon savings, gas reserves and investments and regulatory recoveries related thereto, hedge efficacy, cash flows and adequacy thereof, return on equity, capital structure, return on invested capital, revenues and earnings and timing thereof, margins, operations and maintenance expense, dividends, credit ratings and profile, the regulatory environment, effects of regulatory disallowance, timing or effects of future regulatory proceedings or future regulatory approvals, regulatory prudence reviews, effects of regulatory mechanisms, including, but not limited to, SRRM and the Company’s infrastructure investments, effects of legislation, including but not limited to bonus depreciation and PHMSA regulations, and other statements that are other than statements of historical facts. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements, so we caution you against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements are discussed by reference to the factors described in Part I, Item 1A “Risk Factors,” and Part II, Item 7 and Item 7A “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “Quantitative and Qualitative Disclosure about Market Risk” in the Company’s most recent Annual Report on Form 10-K, and in Part I, Items 2 and 3 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosures About Market Risk”, and Part II, Item 1A, “Risk Factors”, in the Company’s quarterly reports filed thereafter. All forward-looking statements made in this presentation and all subsequent forward-looking statements, whether written or oral and whether made by or on behalf of the Company, are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. FORWARD LOOKING STATEMENTSCOMPANY INFORMATION NW Natural 220 NW Second Ave. Portland, OR 97209 nwnatural.com Nikki Sparley Director, Investor Relations (503) 721 – 2530 nikki.sparley@nwnatural.com 2

TABLE OF CONTENTS I. Introduction II. Utility III. Gas Storage IV. Growth Opportunities V. Financial Performance VI. Conclusion Appendix 4

NW NATURAL LEADERSHIP Mr. Anderson is currently NW Natural’s President and CEO effective August 1, 2016. Since he joined the Company in 2004, Mr. Anderson has served in various executive positions over Operations, Regulation, as COO and CFO. Previously, Mr. Anderson held executive positions within TXU Corporate including Senior Vice President and Chief Accounting Officer. Mr. Anderson holds a BBA in Accounting from Texas Tech University and held a CPA (retired) and CGMA. Brody J. Wilson Interim CFO & Interim Treasurer and Chief Accounting Officer & Controller Mr. Wilson is currently serving as NW Natural’s Interim CFO and Interim Treasurer effective September 2, 2016. Mr. Wilson was appointed Chief Accounting Officer and Assistant Treasurer in 2016 and has been serving as NW Natural’s Controller since 2013. Prior to joining the Company in 2012, he was a Senior Manager at PricewaterhouseCoopers LLP where he worked in PwC’s Energy & Utility Group in Portland, Oregon and London, England. Mr. Wilson holds a Bachelor of Science in Accounting from George Fox University and is a CPA in Oregon. David H. Anderson President and CEO 6

INVESTMENT HIGHLIGHTS • Low-risk business profile with 90%+ of revenues from pure-play LDC • Over 718,000 utility customers with nearly 14,000 miles of distribution and transmission mains • Supportive regulatory environments in Oregon and Washington with progressive recovery mechanisms • Modern distribution system – no identified cast iron or bare steel Stable, Regulated Earnings Profile Proven Financial Performance Tangible Growth Opportunities • Stable dividends with 61-year record of increasing dividends paid annually • Investment grade credit ratings of AA- and A1 at S&P and Moody’s, respectively (1) • Experienced management team with broad energy knowledge • Projected five-year capital expenditures plan of $850-950 million • Service territory experiencing above average customer growth (1.6% for the year ending September 30, 2016) • Continuous replacement of existing infrastructure to ensure reliability and safety • $128 million regulated expansion of Mist facility to support renewables in the region (1) The above credit ratings are dependent upon a number of factors, both qualitative and quantitative, and are subject to change at any time. The disclosure of these credit ratings is not a recommendation to buy, sell or hold NW Natural securities. 7

HIGHLY REGULATED BUSINESS MIX Note: Excludes Other segment due to values consistently less than 1.0%. Utility 99.7% Gas Storage 0.3% Utility 97.4% Gas Storage 2.6% Utility 91.5% Gas Storage 8.5% 2015 Capital Expenditures2015 Net Income 2015 Total Assets $118 million$54 million $3.1 billion 8

CORPORATE STRATEGY A CONSERVATIVE BUSINESS PROFILE Stable utility margins through progressive regulation • Weather & decoupling mechanisms in Oregon • Environmental cost recovery mechanism in Oregon • Constructive relationships with regulators and customer groups Excellent operations and efficient cost structure • Commitment to safety, reliability, and quality service • Continued focus on efficient business operations Long-term growth opportunities that fit NWN’s profile • Utility: attractive and growing service territory driving above-average customer growth and investments • Mist facility: high-value long-term contracts, asset optimization, planned expansion • Gill Ranch facility: potential long-term storage value from California's RPS requirement and carbon reduction targets 9

Low-Carbon Pathway Enable Growth Superior Customer Experience OUR STRATEGIC UTILITY GOALS Constructive Regulation Workforce of the Future Effectively position our Company for a low- carbon future. • Target: 30% carbon emissions savings associated with current and new customers by 2035, from a 2015 baseline. • Build public policy coalitions to support this goal. Further a successful regulatory agenda that serves the interests of customers, benefits the company, meets the duties of regulators and furthers stakeholders’ missions. Channel our organizational energies around revenue growth so we can succeed in an increasingly competitive and complex marketplace. • Simplify processes and leverage technology. • Examine our tariffs to meet new market demands and a low- carbon business model. Improve processes, deploy new technology and use metrics to continually improve and meet evolving customer expectations. Continue to drive operational priorities that ensure we are delivering safe, reliable and superior service. Foster a culture of accountability, creativity and collaboration that is inclusive and supports opportunities for cross- functional effectiveness. 10

CORE UTILITY SEGMENTS Safe, Reliable Service • Strong safety record • Modern distribution and transmission system — No known cast iron and bare steel since 2015 • State of the art training facility used for hands-on scenario-based safety training • Outstanding customer satisfaction — #1 in West, JD Power and Associates (2016) • Resource diversity — 11 Bcf regulated gas storage and 2 Bcf LNG storage Attractive Service Territory • Approximately 89% of customer base in Oregon and 11% in Washington • Territory covers over 75% of Oregon’s population • Includes Vancouver (Clark County) — the fastest growing county in Washington • Supportive and progressive regulation Growth Potential • Organic opportunities — gas in approximately 60% of single- family homes • Strong customer growth • Positive economic trends and housing fundamentals in region 90%+ of net income and assets from pure-play LDC Cast Iron & Bare Steel Removed Cap-Ex Focus on System Integrity, Maintenance and Growth ($ in millions) 12Chart above is based on accrual capital expenditure figures.

RATE STRUCTURES & MECHANISMS

	Oregon	Washington
Rate Structures:		
Rate Case Year	2012	2009
ROE	9.5%	10.1%
ROR	7.8%	8.4%
Equity Ratio	50%	51%
2015 Rate Base	$1.2B	$0.1B
Key Mechanisms:		
Decoupling/WARM	X	
Purchased Gas Adjustment	X	X
Environmental Cost	Recovery	Deferral(1)
Pension Balancing	X	
Incentive Sharing(2)	X	X

(1) Washington allows deferral of environmental costs, but a cost recovery mechanism or methodology has not yet been established by the Washington Commission. A carrying charge related to deferred amounts will be determined in a future proceeding.

(2) In Oregon, NW Natural shares PGA gains and losses. In both Oregon and Washington, NW Natural shares with customers revenues it achieves through interstate storage and optimization activities.

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GROWING RATE BASE $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Net Rate Base Accumulated Depreciation Deferred Tax Liability - Depreciation ($ in billions) 14

SUPPORTIVE REGULATORY MECHANISMS

Region	Mechanism	Description
Oregon	Decoupling	• Breaks link between earnings and consumption by removing incentive to increase usage • Employs use-per-customer decoupling calculation, which adjusts margin revenues to account for the difference between actual and expected customer volumes
Oregon	Weather Normalization (WARM)	• Stabilizes collection of fixed costs for residential and commercial customers • Adjusts billings based on temperature variances compared to average weather • Applied from December through May of each heating season
Oregon and Washington	Purchased Gas Adjustment (PGA)	• Adjusts annual rates to reflect changes in expected cost of gas commodity purchases • Includes spot purchases, contract supplies, derivatives, storage inventories, gas reserves • Includes temporary rate adjustments amortizing deferred regulatory account balances
Oregon and Washington	Environmental Cost Deferral	• Allows for deferral of environmental costs and in OR the accrual of carrying costs • Recovers environmental costs allocated to OR through a site remediation mechanism (SRRM), subject to an annual prudence review and earnings test(1) • Defer costs in WA, recovery & carrying charge to be determined in future proceeding
Oregon	Pension Balancing	• Defers annual pension expenses above the amount set in rates • Expect deferral account to come to zero after nearer-term years of higher pension costs are balanced with future years of lower pension costs

(1) To the extent the utility earns more than its authorized ROE in a year, the utility is required to cover environmental expenses and interest on expenses greater than $10 million (plus interest from insurance proceeds) with those earnings that exceed its authorized ROE.

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RECENT REGULATORY PROCEEDINGS • January 2016 order resolved open matters regarding the implementation of the environmental recovery mechanism • OPUC confirmed recovery of prudently incurred environmental costs allocated to Oregon ratepayers (96.68% of site costs allocated to Oregon) • Disallowed interest earned on original charge resulting in $3.3 million pre-tax charge in January 2016 • OPUC opened all-party docket to discuss appropriate gas portfolio hedging in the state — NWN request for guidelines on long-term hedging included in docket — Expect to work through the docket during 2016 and the first half of 2017 • WUTC engaged in review of Local Distribution Company (LDC) hedging practices during 2016 • NWN submitted Combined Heat and Power Program under Senate Bill 844 to OPUC in June 2015 • OPUC declined program in April 2016 as filed & provided guidance on program structure & incentives for future submission • Contemplating next steps for this program and possible resubmission • OPUC issued order in March 2015 requiring a third-party cost study to be performed • Steering committee consisting of Company, OPUC staff, and customer groups to hire third-party to perform cost study • OPUC formed working group to study how utilities may expand natural gas service to areas that do not currently have access to natural gas • Report with high-level guidelines published in September 2016 Environmental Cost Recovery Carbon Solutions Program Interstate Storage Sharing Stranded Communities Commodity Hedging 16

UTILITY STORAGE AT MIST Overview • In operation since 1989 • Storage capacity at Mist 16 Bcf ─ 11 Bcf Core Utility ─ 5 Bcf Non-Utility Interstate Storage Services Unique Asset • Limited storage options in Pacific Northwest • Part of utility’s diverse, reliable gas supply strategy • Utility can recall Interstate portion for Core Utility demand • Optimize Interstate portion and share with customers 0.00 0.10 0.20 0.30 0.40 0.50 0.60 BCF / Day Utility Utility Recall Interstate 0 3 6 9 12 15 18 BCF Utility Utility Recall Interstate Mist Storage Capacity Mist Storage Deliverability 17

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STORAGE SEGMENT OVERVIEW OR WA Portland CA San Francisco Gill Ranch Mist NWN Service Territory Mist (Interstate Portion) Gill Ranch Designed Capacity (Bcf) 5 20 Max Deliverability (Dth/day) 215,000 490,000 In-Service Year 2001 2010 Mist 16 Bcf Total Mist Storage 31 Bcf Total Gas Storage Gill Ranch 15 Bcf Mist (Utility) 11 Bcf Mist (Interstate) 5 Bcf • NWN owns and operates two storage assets: ─ Mist – Gas Storage Segment (non-utility Interstate portion) currently has 5 Bcf of capacity at the 16 Bcf storage facility in Mist, OR (remaining 11 Bcf dedicated to Utility Segment) ─ Gill Ranch – owns 75% of 20 Bcf Gill Ranch Storage Facility near Fresno, CA (PG&E owns remaining 25%) • 2015 gas storage revenues were $21.4 million 19

GILL RANCH STORAGE FACILITY 20

• Fully contracted for 2016-17 gas storage year with slightly higher prices than 2015-16; however, prices remain low relative to our original contracts for the facility • Unlevered asset • Pursuing higher value service contracts and new market opportunities • Expect flexible energy resources to be needed in California to meet state’s RPS • Additional regulations currently underdevelopment for gas storage facilities, which could result in higher capital expenditures and on-going maintenance expenses • Ability to expand, but will depend on California storage market conditions • High-value asset in premium geographic location with limited competition from other Pacific Northwest storage facilities • Facility fully contracted with longer-term, multi-year contracts • Strong and stable operating results • Interstate capacity is fully recallable by the utility in the future GAS STORAGE OUTLOOK Mist Interstate Storage Trends Gill Ranch Storage Trends 21

22 FOCUS ON REGULATED GROWTH Select one picture

INVESTING IN GROWTH ($ in millions) Projecting Investment of $850 to $950 million in Core Utility over Five Years • Strong utility customer growth: Clark County Washington upgrades to support fast growing county • Customer acquisition growth: Current 60% penetration level provides room for organic growth • Key utility reliability and asset management projects: Newport and Portland LNG • Critical regional project: North Mist gas storage expansion in Oregon to support gas-fired electric generation (1) Additional potential investments for bonus depreciation extension not considered in forecast. (2) Total project spend is currently estimated at $128 million. $0 $50 $100 $150 $200 2011 2012 2013 2014 2015 2016 Fcst Avg. 5-Yr Fcst Utility Non-Utility North Mist Project Depreciation Projected Capital Spend (2) 23

HIGH-GROWTH SERVICE TERRITORY Solid Customer Growth Rate • NW Natural growth 1.6%(1) Strong Residential Growth • Over 60% of utility margin • Growth rate of 1.7%(1) • Since 2012, steady growth in single-family new construction • Strong preference by new and future homeowners for natural gas; local survey shows willing to pay $50k more for a home with all natural gas appliances Steady Commercial Growth • Over 25% of utility margin • Growth rate of 1.3%(1) • Higher margins on commercial customers Industrial • Less than 10% of utility margin • Spread across diverse manufacturing and industrial sectors (1) Customer growth measured over 12-month period ended September 30, 2016 Consolidated Customer Growth 3.1% 2.4% 1.6% 0.8% 0.9% 0.8% 0.9% 1.3% 1.4% 1.4% 1.6% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 0 5,000 10,000 15,000 20,000 25,000 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 (1) N e t C u s t o m e r G r o w t h R a t e G r o s s C u s t o m e r A d d i t i o n s Conversions Construction Net Growth Rate 24

Competitive Advantage • Preferred energy source with recent survey showing 9 out of 10 new or future homeowners primarily in the Portland/Vancouver area would pick a home with all natural gas appliances versus electric • Low-cost, reliable, clean energy choice • Natural gas in approximately 60% of single-family homes Customer Connections Portal • Cutting edge web-based tool for targeted conversions, validates customer interest • Enhanced web services for trade allies Leveraging the Portal • Ability to identify potential main extensions • Beginning to identify targets and analyze cost profiles Gas Not Currently AvailableGas Available Gas Likely Available INNOVATIVE CUSTOMER ACQUISITION 25

FOCUSING ON MULTIFAMILY Uptick in Construction • Increase in multifamily construction • Low vacancy rates in Portland area compared to national rate Preference for Natural Gas Amenities • Recent study shows 80% of Portland area renters paying market rates or above prefer gas amenities such as cooktops, water heating and fireplaces Executing on the Opportunity • See apartments as an untapped growth opportunity and a priority segment for NW Natural moving forward • Currently analyzing renter preferences and natural gas availability • Creating an innovative incentive program to target apartment developers 26

LNG Facilities Newport LNG • Upgrades underway totaling approx. $25 million with construction from 2015 – 2018 Portland LNG • Upgrades planned over the next several years Vancouver, Washington Infrastructure • Fastest growing region in service territory • Upgrades underway totaling approx. $25 million with construction from 2015 - 2020 System Integrity, Replacement, and Betterments • General system replacements and betterments at Mist, operating facilities, and information technology enhancements • Proposed PHMSA gas safety regulations in April 2016; comment phase in 2016; expect final rules in late 2017 Integrated Resource Plan Update • Filed IRP in August 2016; expect acknowledgement in March 2017 Gas Reserve Investments • Future investments contingent upon additional direction from open OPUC hedging docket, market conditions, and tax appetite INVESTING FOR RELIABILITY & GROWTH 27

Planned Expansion Profile Storage Capacity 2.5 Bcf Deliverability 120,000 Dth/day Estimated Project Spend $128 million(1) Target In-Service Date Winter 2018/2019 Planned Expansion Project Update • Innovative no-notice 24/7 storage service integrates renewables into the power system for RPS • Agreement with PGE to serve their Port Westward Plant • Received critical permit from Oregon Energy Facilities Siting Council in April 2016 • Received Notice to Proceed on September 30, 2016 allowing NW Natural to move forward with construction • Expansion for single long-term customer; no rate case required for cost recovery; revenues earned under established tariff schedule (1) Total project spend based on 2016 notice to proceed estimate. EXPANDING MIST UTILITY STORAGE 28

NORTH MIST GAS STORAGE 29

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(1) Stock and financial metrics are as of September 30, 2016 unless otherwise noted. (2) Source: SNL Financial (3) As of October 6, 2016 DELIVERING SHAREHOLDER VALUE • Solid balance sheet and investment grade credit ratings • Sustainable dividend • 61 consecutive years of increased dividends paid Key Statistics(1) Listed NYSE / “NWN” 52 Week Trading $45.39 to $65.60 Market Cap $1.7 Billion Enterprise Value $2.4 Billion Book Value Per Share $28.27 Shares Outstanding 27,558,000 Forward Dividend Yield 3.3% 2017 Indicated Dividend(3) $1.88 Returns(2) Period Ended September 30, 2016 Beginning Stock Price Total Shareholder Return One year $45.84 35.8% Five year $44.10 65.5% Ten year $39.28 121.4% 31

SOLID EARNINGS Delivered on 2015 Guidance • GAAP EPS of $1.96 within 2015 guidance range of $1.77 to $1.97 per share • Non-GAAP EPS of $2.29, which excludes environmental disallowance, and in non-GAAP guidance range of $2.10 to $2.30 per share(1) • Increased utility margin and steady customer growth • Streamlined Gill Ranch expense structure • Navigated challenges: regulatory environmental write-off and record warm winter; responded with temporary cost savings initiatives ~$5 million savings Steady Earnings YTD September 30, 2016 Compared to 2015 • GAAP EPS of $1.11 YTD 2016, compared to $0.88 YTD 2015 • Non-GAAP EPS of $1.18 YTD 2016, compared to $1.21 YTD 2015, excluding environmental disallowances (1)(2) • Higher utility margin from customer growth and gains from gas cost sharing mechanism despite extremely warm year • Higher revenues from both gas storage facilities; reaped benefits of lower Gill Ranch cost structure and redeeming long- term note in December 2015 • Increased utility O&M as the Company resumes sustainable operating expense levels to support operations and growth Expectations for 2016 • Full year 2016 guidance: GAAP EPS of $1.98 to $2.18 or non-GAAP guidance of $2.05 to $2.25 excluding environmental disallowance (2)(3) (1) 2015 non-GAAP adjusted EPS excludes the $15 million pre-tax regulatory disallowance related to the OPUC's Feb. 2015 environmental order. Amounts per share are calculated using the combined federal and state statutory tax rate of 39.5% and divided by 27.4 million diluted shares. (2) 2016 non-GAAP adjusted EPS excludes the $3.3 million pre-tax regulatory disallowance related to the OPUC's Jan. 2016 environmental order. Amounts per share are calculated using the combined federal and state statutory tax rate of 39.5% and divided by 27.6 million diluted shares. (3) The Company’s 2016 earnings guidance assumes customer growth from the utility segment, average weather conditions, sustainable operations and maintenance expense levels and normal inflationary increases, slow recovery of the gas storage market, the impact of the five-year extension of bonus depreciation resulting from the enactment of the Federal PATH Act of 2015, and no significant changes in prevailing legislative and regulatory policies, mechanisms, or outcomes. 32

Cash Flows • Operating cash flows support capital needs • Higher CFFO from environmental insurance recoveries in 2011 and 2014 • Ongoing cash flow strengthening through new environmental mechanism • Expect cash tax savings from bonus depreciation Equity and Debt Offerings in November 2016 • Successful equity offering generated net proceeds of over $50 million • Strong $150 million medium-term note issuance under shelf: • $40 million 30-year debt at 4.136% (115 bps over treasury); • $35 million 10-year debt at 3.211% (90 bps over treasury); and • $75 million 2-year debt at 1.545% (45 bps over treasury) • Proceeds will be used for general corporate purposes, to fund utility capital expenditures, including the North Mist gas storage expansion, and to reduce short-term debt balances Liquidity • $300 million credit facility through 2019 • Access to capital markets • Solid credit ratings(1) STRONG CASH FLOWS AND LIQUIDITY Credit Ratings(1) Dividend $50 M CFFO S&P Moody’s Secured Debt AA- A1 Commercial Paper A-1 P-2 Outlook Stable Stable (1) The above credit ratings are dependent upon a number of factors, both qualitative and quantitative, and are subject to change at any time. The disclosure of these credit ratings is not a recommendation to buy, sell or hold NW Natural securities. ($ in millions) Cash Flow from Operations $0 $50 $100 $150 $200 $250 2011 2012 2013 2014 2015 $216 $185 $176$169 $233 33

$1.00 $1.10 $1.20 $1.30 $1.40 $1.50 $1.60 $1.70 $1.80 $1.90 $2.00 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Indicated • 2016 marked the 61th consecutive year of increased dividends paid to shareholders • Supported by strong and stable cash flows LEGACY OF INCREASING DIVIDENDS 34

Stable utility margins • Company results continue to show steady growth from utility • Utility-focused business with stable core customer revenues • Organic growth potential with strong economics driving single and multifamily construction Excellent operations and efficient cost structure • Consistently high customer satisfaction ratings and system reliability • Strong balance sheet and cash flows • 61-year history of increasing dividends paid to shareholders Long-term growth opportunities • Innovative ideas and new programs • Storage development opportunities to support flexible energy resource needs • Regional pipeline expansion opportunity CONSISTENT CORPORATE STRATEGY 36

INVESTMENT HIGHLIGHTS • Low-risk business profile with 90%+ of revenues from pure-play LDC • Over 718,000 utility customers with nearly 14,000 miles of distribution and transmission mains • Supportive regulatory environments in Oregon and Washington with progressive recovery mechanisms • Modern distribution system – no identified cast iron or bare steel Stable, Regulated Earnings Profile Proven Financial Performance Tangible Growth Opportunities • Stable dividends with 61-year record of increasing dividends paid annually • Investment grade credit ratings of AA- and A1 at S&P and Moody’s, respectively (1) • Experienced management team with broad energy knowledge • Projected five-year capital expenditures plan of $850-950 million • Service territory experiencing above average customer growth (1.6% for the year ending September 30, 2016) • Continuous replacement of existing infrastructure to ensure reliability and safety • $128 million regulated expansion of Mist facility to support renewables in the region (1) The above credit ratings are dependent upon a number of factors, both qualitative and quantitative, and are subject to change at any time. The disclosure of these credit ratings is not a recommendation to buy, sell or hold NW Natural securities. 37

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STATE EMISSIONS BY SECTOR 39 *** Washington is currently under development.

GOAL: 30% SAVINGS BY 2035 40 Based on carbon emissions savings associated with current and new customers by 2035, from a 2015 baseline.

Oregon Commission (OPUC) Lisa Hardie, Chair • Appointed May 2016 • Term began June 1, 2016 • Current term ends May 2020 Stephen Bloom, Commissioner • Originally appointed December 2011 • Reappointed May 2016 • Current term ends November 2019 John Savage, Commissioner • Originally appointed September 2003 • Reappointed three consecutive times • Current term ends March 2017 Washington Commission (WUTC) David Danner, Chair • Appointed chair February 2013 • Current term ends January 2019 Ann Rendahl, Commissioner • Appointed December 2014 • Current term ends November 2020 Philip Jones, Commissioner • Originally appointed March 2005 • Reappointed March 2011 • Current term ends February 2017 CURRENT COMMISSIONERS 41

POTENTIAL TRAIL WEST PIPELINE 42

LEAD. INNOVATE. GROW.